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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        We hereby consent to the incorporation by reference in the registration statement on Form S-8 (File No. 33-89113) of Launch Media, Inc. of our report dated January 25, 2000, relating to the financial statements and financial statement schedules which appear in this Form 10-K.


PricewaterhouseCoopers LLP


Woodland Hills, California,
  March 28, 2000


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